UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 25, 2025
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 960-1518
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 25, 2025, Affirm Holdings, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). Holders of the Company’s Class A common stock, par value $0.00001 per share (the “Delaware Class A Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on April 28, 2025 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.00001 per share (the “Delaware Class B Common Stock”), were entitled to fifteen votes on each proposal for each share held as of the close of business on the Record Date. The Delaware Class A Common Stock and the Delaware Class B Common Stock voted as a single class on all proposals.

At the beginning of the Special Meeting, present in person or by proxy were holders of Delaware Class A Common Stock and Delaware Class B Common Stock together representing 89.62% of the combined voting power of all issued and outstanding shares of Delaware Class A Common Stock and Delaware Class B Common Stock entitled to vote at the Special Meeting, constituting a quorum.

The stockholders considered two proposals at the Special Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 12, 2025 (the “Proxy Statement”). The final number of votes cast for and against and the final number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1. The stockholders approved the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion by the following vote:

For	Against	Abstain	Broker Non-Votes
675,165,243	124,941,582	608,899	—

Proposal 2. The stockholders approved one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve Proposal 1 by the following vote:

For	Against	Abstain	Broker Non-Votes
655,052,508	145,185,677	477,539	—

Although Proposal 2 was approved, adjournment of the Special Meeting was not necessary because the stockholders approved Proposal 1.

No other items were presented for stockholder approval at the Special Meeting.

Item 8.01. Other Events.

At the Special Meeting, the Company’s stockholders approved a proposal to reincorporate the Company from the State of Delaware to the State of Nevada (the “Reincorporation”) pursuant to the terms of a plan of conversion (the “Plan of Conversion”), as described in the Proxy Statement.

On June 26, 2025, the Company filed (i) a certificate of conversion with the Secretary of State of the State of Delaware and (ii) articles of conversion with the Secretary of State of the State of Nevada, pursuant to which the Reincorporation will become effective on July 1, 2025, at 12:01 a.m. Pacific Time (the “Effective Time”). At the Effective Time:
•the Company’s legal domicile will change from the State of Delaware to the State of Nevada; and

•the affairs of the Company will cease to be governed by the laws of the State of Delaware and the Company’s existing amended and restated certificate of incorporation and amended and restated bylaws, and instead will become governed by the laws of the State of Nevada and the articles of incorporation filed with the Secretary of State of the State of Nevada (the “Nevada Charter”) and the bylaws approved by the Company’s board of directors (the “Nevada Bylaws”).

The Reincorporation will not result in any change in the business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the costs related to the Reincorporation). The Reincorporation will not materially affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements will continue to be the rights and obligations of the Company after the Reincorporation. The corporate existence of Affirm Holdings, Inc. will not cease at any time.

At the Effective Time, each outstanding share of Delaware Class A Common Stock automatically will convert into one outstanding share of Class A common stock, par value $0.00001 per share, of the Nevada corporation (the “Nevada Corporation Class A Common Stock”), and each outstanding share of Delaware Class B Common Stock automatically will convert into one outstanding share of Class B common stock, par value $0.00001 per share, of the Nevada corporation (the “Nevada Corporation Class B Common Stock”). At the Effective Time, each outstanding restricted stock unit, option, warrant or right to acquire shares of Delaware Corporation Class A Common Stock or Delaware Corporation Class B Common Stock automatically will become a restricted stock unit, option, warrant or right to acquire an equal number of shares of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, under the same terms and conditions. The Nevada Corporation Class A Common Stock will continue to be traded on the Nasdaq Global Select Market under the symbol “AFRM.”

Certain rights of the Company’s stockholders will change as a result of the Reincorporation. A more detailed description of the Plan of Conversion, Nevada Charter, Nevada Bylaws, and the effects of the Reincorporation is set forth in the Proxy Statement under “Proposal No. 1: Approval of the Reincorporation of the Company to the State of Nevada by Conversion,” which description is incorporated herein by reference. Copies of the Plan of Conversion, Nevada Charter, and Nevada Bylaws are filed as Exhibits 2.1, 3.1, and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Plan of Conversion of Affirm Holdings, Inc.
3.1	Articles of Incorporation of Affirm Holdings, Inc.
3.2	Bylaws of Affirm Holdings, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Rob O'Hare
Name: Rob O'Hare
Title: Chief Financial Officer

Date: June 26, 2025
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